Supplement dated March 12, 2012 to prospectus dated December 30, 2011 for the Pinnacle (before April 30, 1998); Pinnacle III (May 1, 1998 to December 31, 2001); Pinnacle IV (January 1, 2002 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011) flexible premium variable annuities issued by National Integrity Life Insurance Company through its Separate Account I

This is a supplement to the prospectus identified above.  This supplement describes important changes to your variable annuity.  Please retain this supplement for future reference.

Two- and Three-year Guaranteed Rate Options (GROs) no longer available

Effective May 1, 2012, we will no longer offer two- and three-year GROs or any Guarantee Periods of less than five years.  We will offer GROs of five, seven and ten years.

Default Option at Maturity of Two- and Three-Year GROs

If you have a two- or three-year GRO maturing on or after May 1, 2012 and we do not receive your instructions in Good Order at our Processing Office before the end of that maturing GRO, when the GRO ends we will apply the following default options:

•                  For contracts issued on or after May 1, 2007 in New York or New Hampshire, we will transfer the Account Value in your maturing GRO to the Touchstone VST Money Market Fund.

If your Account Value is transferred to the Money Market fund, it will be subject to risk of loss, including loss of principal.  If you choose to allow any Account Value in a maturing GRO to go into the Touchstone VST Money Market Fund, you should read the fund’s prospectus and understand the risks before investing.  The Touchstone VST Money Market Fund charges management fees and other expenses that are deducted from the fund.  Also, the Mortality and Expense Risk charge for your variable annuity will be deducted from the Account Value invested in the Touchstone VST Money Market Fund, as with all of the Variable Account Options.

•                  For contracts issued on or after May 1, 2007 in any state other than those states listed above: and for contracts issued between May 1, 1998 and April 30, 2007, we will transfer the Account Value in your maturing GRO to the five-year GRO.

•                  For all contracts issued before May 1, 1998, we will transfer the Account Value in your maturing GRO to the four-year GRO.

Summary of Default Options for Pinnacle

Contract Name/ Issue Date	State of Issue	Default
Pinnacle V On or after May 1, 2007	New York or New Hampshire	Touchstone VST Money Market
Pinnacle V On or after May 1, 2007	Any state OTHER THAN New York or New Hampshire	5-year GRO
Pinnacle IV January 1, 2002-April 30, 2007	Any state	5-year GRO
Pinnacle III May 1, 1998-December 31, 2001	Any state	5-year GRO
Pinnacle On or before April 30, 1998	Any state	4-year GRO

Allocations of Record

On May 1, 2012, if you have allocations of record used for future contributions, systematic contributions or systematic transfers that include a two- or three-year GRO, you should change your allocation.  If you do not change your allocation, we will automatically change your allocation as described above under “Default Options at Maturity of Two- and Three-Year GROs.”